SCHEDULE B

TO THE JPMORGAN TRUST I DECLARATION OF TRUST

SERIES AND CLASSES

As of February 25, 2010

SERIES	CLASS
Non-Money Market Funds

Highbridge Dynamic Commodities Strategy Fund	A, C, Select

Highbridge Statistical Market Neutral Fund	A, C, Select

JPMorgan Access Balanced Fund	A, C, Select, Institutional

JPMorgan Access Growth Fund	A, C, Select, Institutional

JPMorgan Alternative Strategies Fund	A, C, Select, R5

JPMorgan Asia Equity Fund	A, Select, Institutional

JPMorgan California Tax Free Bond Fund	A, C, Select Institutional

JPMorgan China Region Fund	A, C, Select, R5

JPMorgan Disciplined Equity Fund	A, Select, Institutional, Ultra

JPMorgan Diversified Fund	A, B, C, Select, Institutional

JPMorgan Dynamic Growth Fund	A, C, Select, R5

JPMorgan Dynamic Small Cap Growth Fund (name change from JPMorgan Dynamic Small Cap Fund effective 6/29/07)	A, B, C, Select

JPMorgan Emerging Economies Fund	A, C, Select, R5

JPMorgan Emerging Markets Debt Fund	A, C, Select, R5

JPMorgan Emerging Markets Equity Fund	A, B, C, Select, Institutional

JPMorgan Global Focus Fund	A, C, Select, R5

JPMorgan Growth and Income Fund	A, B, C, Select

JPMorgan Income Builder Fund	A, C, Select

JPMorgan India Fund	A, C, Select, R5

JPMorgan Inflation Managed Bond Fund	A, C, Select, R2, R5

JPMorgan Intermediate Tax Free Bond Fund	A, B, C, Select, Institutional

SERIES	CLASS
JPMorgan International Currency Income Fund	A, C, Select, R5

JPMorgan International Equity Fund	A, B, C, Select, R2, R5

JPMorgan International Opportunities Fund	A, B, C, Select, Institutional

JPMorgan International Opportunities Plus Fund	A, C, Select

JPMorgan International Realty Fund	A, C, Select, R5

JPMorgan International Small Cap Equity Fund	A, B, Select, Institutional

JPMorgan International Value Fund	A, B, C, Select, Institutional, R2

JPMorgan International Value SMA Fund	(No Class Designation)

JPMorgan Intrepid America Fund	A, C, Select, R2, R5

JPMorgan Intrepid International Fund (name change from JPMorgan Tax Aware International Opportunities Fund effective 12/15/05)	A, C, Select, Institutional, R2

JPMorgan Intrepid Multi Cap Fund (name change from JPMorgan Intrepid Contrarian Fund effective 4/10/06)	A, C, Select

JPMorgan Intrepid European Fund	A, B, C, Select, Institutional

JPMorgan Intrepid Growth Fund	A, C, Select, R2, R5

JPMorgan Intrepid Plus Fund (name change from JPMorgan Intrepid Long/Short Fund effective 11/1/07)(to be renamed JPMorgan U.S. Dynamic Plus Fund as of the later of 5/3/2010 or 60 days after notice is provided to shareholders of the name change)

A, C, Select
JPMorgan Intrepid Value Fund	A, C, Select, R2, R5

JPMorgan Intrepid Japan Fund (name change from JPMorgan Japan Fund effective 3/31/08)	A, B, C, Select

JPMorgan Latin America Fund	A, C, Select, R5

JPMorgan Market Neutral Fund (to be renamed JPMorgan Research Market Neutral Fund as of 2/28/10)	A, B, C, Select, Institutional

JPMorgan Mid Cap Equity Fund	A, C, Select

JPMorgan New York Tax Free Bond Fund	A, B, C, Select, Institutional

JPMorgan Real Return Fund	A, C, Select, Institutional

JPMorgan Research Long/Short Fund	A, C, Select, R5

JPMorgan Russia Fund	A, C, Select, R5

SERIES	CLASS
JPMorgan Small Cap Core Fund	Select

JPMorgan Small Cap Equity Fund	A, B, C, Select, R2, R5

JPMorgan SmartRetirement Income Fund	A, C, Select, Institutional, R2

JPMorgan SmartRetirement 2010 Fund	A, C, Select, Institutional, R2

JPMorgan SmartRetirement 2015 Fund	A, C, Select, Institutional, R2

JPMorgan SmartRetirement 2020 Fund	A, C, Select, Institutional, R2

JPMorgan SmartRetirement 2025 Fund	A, C, Select, Institutional, R2

JPMorgan SmartRetirement 2030 Fund	A, C, Select, Institutional, R2

JPMorgan SmartRetirement 2035 Fund	A, C, Select, Institutional, R2

JPMorgan SmartRetirement 2040 Fund	A, C, Select, Institutional, R2

JPMorgan SmartRetirement 2045 Fund	A, C, Select, Institutional, R2

JPMorgan SmartRetirement 2050 Fund	A, C, Select, Institutional, R2

JPMorgan Strategic Income Opportunities Fund	A, C, Select, R5

JPMorgan Strategic Preservation Fund	A, C, Select, R5

JPMorgan Tax Aware Disciplined Equity Fund	Institutional

JPMorgan Tax Aware High Income Fund	A, C, Select

JPMorgan Tax Aware Real Return Fund	A, C, Select, Institutional

JPMorgan Tax Aware Real Return SMA Fund	(No Class Designation)

JPMorgan Tax Aware U.S. Equity Fund	A, B, C, Select, Institutional

JPMorgan Total Return Fund	A, C, Select, R5

JPMorgan U.S. Equity Fund	A, B, C, Select, Institutional, R2, R5

JPMorgan U.S. Large Cap Core Plus Fund	A, C, Select, R2, R5

JPMorgan U.S. Large Cap Value Plus Fund	A, C, Select, R5

JPMorgan U.S. Research Equity Plus Fund	A, C, Select, R2, R5

JPMorgan U.S. Small Company Fund	A, C, Select, Institutional

JPMorgan Value Advantage Fund	A, C, Select, Institutional

JPMorgan Value Discovery Fund	A, C, Select, R5

SERIES	CLASS

Money Market Funds

JPMorgan 100% U.S. Treasury Securities Money Market Fund	Capital, Institutional, Agency, Premier, Morgan, Reserve, Service

JPMorgan California Municipal Money Market Fund	Morgan, E*TRADE, Service

JPMorgan Federal Money Market Fund	Institutional, Agency, Premier, Morgan, Reserve

JPMorgan New York Municipal Money Market Fund	Morgan, Reserve, E*TRADE, Service

JPMorgan Prime Money Market Fund	Capital, Institutional, Agency, Premier, Morgan, Reserve, B, C, Cash Management, Investor, Service, Direct, Eagle

JPMorgan Tax Free Money Market Fund	Institutional, Agency, Premier, Morgan, Reserve, Direct, Eagle